SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

A.D.A.M., INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	0-26962 (Commission file number)	58-1878070 (I.R.S. Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4696

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (770) 980-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

     On February 15, 2005 A.D.A.M., Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

	Exhibit No.	Description

	99.1	Press Release of Registrant Regarding Financial Results for the Fourth Quarter Ended December 31, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.

Date: February 15, 2005	By:	/s/ ROBERT S. CRAMER, JR.
Robert S. Cramer, Jr.
Chief Executive Officer

	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland
President, Chief Operating Officer and Corporate Secretary (acting principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated February 15, 2005